                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO BOND FUND
COUNSELOR SERIES TRUST)                INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY       INCOME TRUST
FUNDS)                                 INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM FUNDS GROUP (INVESCO FUNDS GROUP)  FUND
AIM GROWTH SERIES (INVESCO GROWTH      INVESCO EXCHANGE FUND
SERIES)                                INVESCO HIGH INCOME TRUST II
AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MANAGEMENT TRUST
(INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MUNICIPAL INCOME
AIM INVESTMENT FUNDS (INVESCO          OPPORTUNITIES TRUST
INVESTMENT FUNDS)                      INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM SECTOR FUNDS (INVESCO SECTOR       INCOME TRUST
FUNDS)                                 INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO SECURITIES TRUST
TAX-EXEMPT FUNDS)                      INVESCO SENIOR INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
TREASURER'S SERIES TRUST)              MUNICIPALS
AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)              NEW YORK MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO VALUE MUNICIPAL INCOME TRUST
TRUST II

on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

  AIM COUNSELOR
  SERIES TRUST
(INVESCO COUNSELOR                                                                    EXPIRATION
  SERIES TRUST)                    WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
------------------  -------------------------------------------------  -------------- ----------
Invesco Strategic     Invesco will waive advisory fees in an amount      4/30/2014    06/30/2017
Real Return Fund     equal to the advisory fees earned on underlying
                                 affiliated investments

 AIM INVESTMENT
 FUNDS (INVESCO                                                                      EXPIRATION
INVESTMENT FUNDS                  WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
------------------ -------------------------------------------------  -------------- ----------
Invesco Global       Invesco will waive advisory fees in an amount      12/17/2013   06/30/2017
Targeted Returns    equal to the advisory fees earned on underlying
Fund                            affiliated investments

Invesco Strategic    Invesco will waive advisory fees in an amount       5/2/2014    06/30/2017
Income Fund         equal to the advisory fees earned on underlying
                                affiliated investments

Invesco              Invesco will waive advisory fees in an amount      10/14/2014   06/30/2017
Unconstrained       equal to the advisory fees earned on underlying
Bond Fund                       affiliated investments

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                                    EXPIRATION
   SERIES TRUST)                     WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
--------------------  -------------------------------------------------  -------------- ----------
 Premier Portfolio    Invesco will waive advisory fees in the amount of     2/1/2011    12/31/2016
                      0.07% of the Fund's average daily net assets

 Premier U.S.         Invesco will waive advisory fees in the amount of     2/1/2011    12/31/2016
 Government           0.07% of the Fund's average daily net assets
 Money Portfolio

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                                    ------------------ ---------------
Invesco American Franchise Fund                              February 12, 2010   June 30, 2017
Invesco California Tax-Free Income Fund                      February 12, 2010   June 30, 2017
Invesco Core Plus Bond Fund                                     June 2, 2009     June 30, 2017
Invesco Equally-Weighted S&P 500 Fund                        February 12, 2010   June 30, 2017
Invesco Equity and Income Fund                               February 12, 2010   June 30, 2017
Invesco Floating Rate Fund                                      July 1, 2007     June 30, 2017
Invesco Global Real Estate Income Fund                          July 1, 2007     June 30, 2017
Invesco Growth and Income Fund                               February 12, 2010   June 30, 2017
Invesco Low Volatility Equity Yield Fund                        July 1, 2007     June 30, 2017
Invesco Pennsylvania Tax Free Income Fund                    February 12, 2010   June 30, 2017
Invesco S&P 500 Index Fund                                   February 12, 2010   June 30, 2017
Invesco Short Duration High Yield Municipal Fund             September 30, 2015  June 30, 2017
Invesco Small Cap Discovery Fund                             February 12, 2010   June 30, 2017
Invesco Strategic Real Return Fund                             April 30, 2014    June 30, 2017

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                    EFFECTIVE DATE COMMITTED UNTIL
---------                                                    -------------- ---------------
Invesco Charter Fund                                          July 1, 2007   June 30, 2017
Invesco Diversified Dividend Fund                             July 1, 2007   June 30, 2017
Invesco Summit Fund                                           July 1, 2007   June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                         EFFECTIVE DATE COMMITTED UNTIL
----                                                         -------------- ---------------
Invesco European Small Company Fund                           July 1, 2007   June 30, 2017
Invesco Global Core Equity Fund                               July 1, 2007   June 30, 2017
Invesco International Small Company Fund                      July 1, 2007   June 30, 2017
Invesco Small Cap Equity Fund                                 July 1, 2007   June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco Convertible Securities Fund                          February 12, 2010  June 30, 2017
Invesco Global Low Volatility Equity Yield Fund                July 1, 2007     June 30, 2017
Invesco Mid Cap Core Equity Fund                               July 1, 2007     June 30, 2017
Invesco Small Cap Growth Fund                                  July 1, 2007     June 30, 2017
Invesco U.S. Mortgage Fund                                   February 12, 2010  June 30, 2017

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco Asia Pacific Growth Fund                               July 1, 2007     June 30, 2017
Invesco European Growth Fund                                   July 1, 2007     June 30, 2017
Invesco Global Growth Fund                                     July 1, 2007     June 30, 2017
Invesco Global Opportunities Fund                             August 3, 2012    June 30, 2017
Invesco Global Small & Mid Cap Growth Fund                     July 1, 2007     June 30, 2017
Invesco International Companies Fund                         December 21, 2015  June 30, 2017
Invesco International Core Equity Fund                         July 1, 2007     June 30, 2017
Invesco International Growth Fund                              July 1, 2007     June 30, 2017
Invesco Select Opportunities Fund                             August 3, 2012    June 30, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ------------------ ---------------
Invesco All Cap Market Neutral Fund                          December 17, 2013   June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/                        May 29, 2009     June 30, 2017
Invesco Balanced-Risk Commodity Strategy Fund/2/             November 29, 2010   June 30, 2017
Invesco Developing Markets Fund                                 July 1, 2007     June 30, 2017
Invesco Emerging Markets Equity Fund                            May 11, 2011     June 30, 2017
Invesco Emerging Market Local Currency Debt Fund               June 14, 2010     June 30, 2017
Invesco Endeavor Fund                                           July 1, 2007     June 30, 2017
Invesco Global Health Care Fund                                 July 1, 2007     June 30, 2017
Invesco Global Infrastructure Fund                              May 2, 2014      June 30, 2017
Invesco Global Market Neutral Fund                           December 17, 2013   June 30, 2017
Invesco Global Markets Strategy Fund/3/                      September 25, 2012  June 30, 2017
Invesco Global Targeted Returns Fund/4/                      December 17, 2013   June 30, 2017
Invesco Greater China Fund                                      July 1, 2007     June 30, 2017
Invesco International Total Return Fund                         July 1, 2007     June 30, 2017
Invesco Long/Short Equity Fund                               December 17, 2013   June 30, 2017
Invesco Low Volatility Emerging Markets Fund                 December 17, 2013   June 30, 2017
Invesco Macro International Equity Fund                      December 17, 2013   June 30, 2017
Invesco Macro Long/Short Fund                                December 17, 2013   June 30, 2017
Invesco MLP Fund                                              August 29, 2014    June 30, 2017
Invesco Pacific Growth Fund                                  February 12, 2010   June 30, 2017
Invesco Premium Income Fund                                  December 13, 2011   June 30, 2017
Invesco Select Companies Fund                                   July 1, 2007     June 30, 2017
Invesco Strategic Income Fund                                   May 2, 2014      June 30, 2017
Invesco Unconstrained Bond Fund                               October 14, 2014   June 30, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco Corporate Bond Fund                                  February 12, 2010  June 30, 2017
Invesco Global Real Estate Fund                                July 1, 2007     June 30, 2017
Invesco High Yield Fund                                        July 1, 2007     June 30, 2017
Invesco Limited Maturity Treasury Fund/5/                      July 1, 2007     June 30, 2017
Invesco Money Market Fund                                      July 1, 2007     June 30, 2017
Invesco Real Estate Fund                                       July 1, 2007     June 30, 2017
Invesco Short Term Bond Fund                                   July 1, 2007     June 30, 2017
Invesco U.S. Government Fund                                   July 1, 2007     June 30, 2017

--------
1 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
5 Effective December 31, 2015, Invesco Limited Maturity Treasury Fund will change its name to Invesco Short Duration Inflation Protected Fund.

                                                               Sub-Item 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco American Value Fund                                  February 12, 2010  June 30, 2017
Invesco Comstock Fund                                        February 12, 2010  June 30, 2017
Invesco Energy Fund                                            July 1, 2007     June 30, 2017
Invesco Dividend Income Fund                                   July 1, 2007     June 30, 2017
Invesco Gold & Precious Metals Fund                            July 1, 2007     June 30, 2017
Invesco Mid Cap Growth Fund                                  February 12, 2010  June 30, 2017
Invesco Small Cap Value Fund                                 February 12, 2010  June 30, 2017
Invesco Technology Fund                                        July 1, 2007     June 30, 2017
Invesco Technology Sector Fund                               February 12, 2010  June 30, 2017
Invesco Value Opportunities Fund                             February 12, 2010  June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco High Yield Municipal Fund                            February 12, 2010  June 30, 2017
Invesco Intermediate Term Municipal Income Fund              February 12, 2010  June 30, 2017
Invesco Municipal Income Fund                                February 12, 2010  June 30, 2017
Invesco New York Tax Free Income Fund                        February 12, 2010  June 30, 2017
Invesco Tax-Exempt Cash Fund                                   July 1, 2007     June 30, 2017
Invesco Limited Term Municipal Income Fund                     July 1, 2007     June 30, 2017

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco V.I. American Franchise Fund                         February 12, 2010  June 30, 2017
Invesco V.I. American Value Fund                             February 12, 2010  June 30, 2017
Invesco V.I. Balanced-Risk Allocation Fund/5/                December 22, 2010  June 30, 2017
Invesco V.I. Comstock Fund                                   February 12, 2010  June 30, 2017
Invesco V.I. Core Equity Fund                                  July 1, 2007     June 30, 2017
Invesco V.I. Core Plus Bond Fund                              April 30, 2015    June 30, 2017
Invesco V.I. Diversified Dividend Fund                       February 12, 2010  June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund                   February 12, 2010  June 30, 2017
Invesco V.I. Equity and Income Fund                          February 12, 2010  June 30, 2017
Invesco V.I. Global Core Equity Fund                         February 12, 2010  June 30, 2017
Invesco V.I. Global Health Care Fund                           July 1, 2007     June 30, 2017
Invesco V.I. Global Real Estate Fund                           July 1, 2007     June 30, 2017
Invesco V.I. Government Securities Fund                        July 1, 2007     June 30, 2017
Invesco V.I. Growth and Income Fund                          February 12, 2010  June 30, 2017
Invesco V.I. High Yield Fund                                   July 1, 2007     June 30, 2017
Invesco V.I. International Growth Fund                         July 1, 2007     June 30, 2017
Invesco V.I. Managed Volatility Fund                           July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund                          July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Growth Fund                             February 12, 2010  June 30, 2017
Invesco V.I. Money Market Fund                                 July 1, 2007     June 30, 2017
Invesco V.I. S&P 500 Index Fund                              February 12, 2010  June 30, 2017
Invesco V.I. Small Cap Equity Fund                             July 1, 2007     June 30, 2017
Invesco V.I. Technology Fund                                   July 1, 2007     June 30, 2017
Invesco V.I. Value Opportunities Fund                          July 1, 2007     June 30, 2017

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ------------------ ---------------
Invesco Exchange Fund                                        September 30, 2015  June 30, 2017

                           INVESCO SECURITIES TRUST

FUND                                                          EFFECTIVE DATE  COMMITTED UNTIL
----                                                         ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund             January 16, 2013  June 30, 2017

                           INVESCO MANAGEMENT TRUST

FUND                                                         EFFECTIVE DATE COMMITTED UNTIL
----                                                         -------------- ---------------
Invesco Conservative Income Fund                              July 1, 2014   June 30, 2017

                               CLOSED-END FUNDS

FUND                                                         EFFECTIVE DATE  COMMITTED UNTIL
----                                                         --------------- ---------------
Invesco Advantage Municipal Income Trust II                   May 15, 2012    June 30, 2017
Invesco Bond Fund                                            August 26, 2015  June 30, 2017
Invesco California Value Municipal Income Trust               May 15, 2012    June 30, 2017
Invesco Dynamic Credit Opportunities Fund                     May 15, 2012    June 30, 2017
Invesco High Income Trust II                                  May 15, 2012    June 30, 2017
Invesco Municipal Income Opportunities Trust                 August 26, 2015  June 30, 2017
Invesco Municipal Opportunity Trust                           May 15, 2012    June 30, 2017
Invesco Municipal Trust                                       May 15, 2012    June 30, 2017
Invesco Pennsylvania Value Municipal Income Trust             May 15, 2012    June 30, 2017
Invesco Quality Municipal Income Trust                       August 26, 2015  June 30, 2017
Invesco Senior Income Trust                                   May 15, 2012    June 30, 2017
Invesco Trust for Investment Grade Municipals                 May 15, 2012    June 30, 2017
Invesco Trust for Investment Grade New York Municipals        May 15, 2012    June 30, 2017
Invesco Value Municipal Income Trust                          June 1, 2010    June 30, 2017

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

        AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
        AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
        AIM FUNDS GROUP (INVESCO FUNDS GROUP)
        AIM GROWTH SERIES (INVESCO GROWTH SERIES)
        AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
        AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
        AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
        INVESCO MANAGEMENT TRUST
        INVESCO MUNICIPAL OPPORTUNITY TRUST
        INVESCO QUALITY MUNICIPAL INCOME TRUST
        INVESCO SECURITIES TRUST
        INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
        SHORT-TERM INVESTMENTS TRUST
        on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

        By:     /s/ John M. Zerr
                ----------------------------------------
        Title:  Senior Vice President

        INVESCO ADVISERS, INC.

        By:     /s/ John M. Zerr
                ----------------------------------------
        Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                 ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2013      June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2013      June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2013      June 30, 2016
   Class R Shares                                    Contractual     2.25%      July 1, 2013      June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2013      June 30, 2016
   Class R6 Shares                                   Contractual     1.75%      July 1, 2013      June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2013      June 30, 2016

Invesco California Tax-Free Income Fund
   Class A Shares                                    Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual     2.00%      July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual     2.00%      July 1, 2012      June 30, 2016
   Class Y Shares                                    Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Core Plus Bond Fund
   Class A Shares                                    Contractual     0.86%    January 1, 2015   December 31, 2016
   Class B Shares                                    Contractual     1.61%    January 1, 2015   December 31, 2016
   Class C Shares                                    Contractual     1.61%    January 1, 2015   December 31, 2016
   Class R Shares                                    Contractual     1.11%    January 1, 2015   December 31, 2016
   Class R5 Shares                                   Contractual     0.61%    January 1, 2015   December 31, 2016
   Class R6 Shares                                   Contractual     0.61%    January 1, 2015   December 31, 2016
   Class Y Shares                                    Contractual     0.61%    January 1, 2015   December 31, 2016

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R Shares                                    Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R6 Shares                                   Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Equity and Income Fund
   Class A Shares                                    Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual     2.25%      July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R Shares                                    Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R5 Shares                                   Contractual     1.25%      July 1, 2012      June 30, 2016
   Class R6 Shares                                   Contractual     1.25%   September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Floating Rate Fund
   Class A Shares                                    Contractual     1.50%     April 14, 2006     June 30, 2016
   Class C Shares                                    Contractual     2.00%     April 14, 2006     June 30, 2016
   Class R Shares                                    Contractual     1.75%     April 14, 2006     June 30, 2016
   Class R5 Shares                                   Contractual     1.25%     April 14, 2006     June 30, 2016
   Class R6 Shares                                   Contractual     1.25%   September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual     1.25%    October 3, 2008     June 30, 2016

Invesco Global Real Estate Income Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2009      June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2009      June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2009      June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2009      June 30, 2016
   Class R6 Shares                                   Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2009      June 30, 2016

See page 17 for footnotes to Exhibit A.

                                                     CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                                 ------------ --------------------  ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                                    Contractual          2.00%            July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual          2.75%            July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual          2.75%            July 1, 2012      June 30, 2016
   Class R Shares                                    Contractual          2.25%            July 1, 2012      June 30, 2016
   Class R5 Shares                                   Contractual          1.75%            July 1, 2012      June 30, 2016
   Class R6 Shares                                   Contractual          1.75%         September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual          1.75%            July 1, 2012      June 30, 2016

Invesco Low Volatility Equity Yield Fund
   Class A Shares                                    Contractual          2.00%            July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual          2.75%            July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual          2.75%            July 1, 2012      June 30, 2016
   Class R Shares                                    Contractual          2.25%            July 1, 2012      June 30, 2016
   Class R5 Shares                                   Contractual          1.75%            July 1, 2012      June 30, 2016
   Class Y Shares                                    Contractual          1.75%            July 1, 2012      June 30, 2016
   Investor Class Shares                             Contractual          2.00%            July 1, 2012      June 30, 2016

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                                    Contractual          1.50%            July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual          2.25%            July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual          2.25%            July 1, 2012      June 30, 2016
   Class Y Shares                                    Contractual          1.25%            July 1, 2012      June 30, 2016

Invesco S&P 500 Index Fund
   Class A Shares                                    Contractual          2.00%            July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual          2.75%            July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual          2.75%            July 1, 2012      June 30, 2016
   Class Y Shares                                    Contractual          1.75%            July 1, 2012      June 30, 2016

Invesco Short Duration High Yield Municipal Fund
   Class A Shares                                    Contractual          0.79%         September 30, 2015 December 31, 2016
   Class C Shares                                    Contractual          1.54%         September 30, 2015 December 31, 2016
   Class R5 Shares                                   Contractual          0.54%         September 30, 2015 December 31, 2016
   Class Y Shares                                    Contractual          0.54%         September 30, 2015 December 31, 2016

Invesco Small Cap Discovery Fund
   Class A Shares                                    Contractual          2.00%            July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual          2.75%            July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual          2.75%            July 1, 2012      June 30, 2016
   Class R5 Shares                                   Contractual          1.75%         September 24, 2012   June 30, 2016
   Class R6 Shares                                   Contractual          1.75%         September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual          1.75%            July 1, 2012      June 30, 2016

Invesco Strategic Real Return Fund
   Class A Shares                                    Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2016
   Class C Shares                                    Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class R Shares                                    Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2016
   Class R5 Shares                                   Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class R6 Shares                                   Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class Y Shares                                    Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                 ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares                                    Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares                                   Contractual     1.75%   September 24, 2012 June 30, 2016
   Class S Shares                                    Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2009    June 30, 2016

Invesco Diversified Dividend Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2013    June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2013    June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2013    June 30, 2016
   Class R Shares                                    Contractual     2.25%      July 1, 2013    June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2013    June 30, 2016
   Class R6 Shares                                   Contractual     1.75%      July 1, 2013    June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2013    June 30, 2016
   Investor Class Shares                             Contractual     2.00%      July 1, 2013    June 30, 2016

Invesco Summit Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2009    June 30, 2016
   Class P Shares                                    Contractual     1.85%      July 1, 2009    June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2009    June 30, 2016
   Class S Shares                                    Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2009    June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                 ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                                    Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                                    Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                                    Contractual     3.00%      July 1, 2009    June 30, 2016
   Class Y Shares                                    Contractual     2.00%      July 1, 2009    June 30, 2016

Invesco Global Core Equity Fund
   Class A Shares                                    Contractual     2.25%      July 1, 2013    June 30, 2016
   Class B Shares                                    Contractual     3.00%      July 1, 2013    June 30, 2016
   Class C Shares                                    Contractual     3.00%      July 1, 2013    June 30, 2016
   Class R Shares                                    Contractual     2.50%      July 1, 2013    June 30, 2016
   Class R5 Shares                                   Contractual     2.00%      July 1, 2013    June 30, 2016
   Class Y Shares                                    Contractual     2.00%      July 1, 2013    June 30, 2016

Invesco International Small Company Fund
   Class A Shares                                    Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                                    Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                                    Contractual     3.00%      July 1, 2009    June 30, 2016
   Class R5 Shares                                   Contractual     2.00%      July 1, 2009    June 30, 2016
   Class R6 Shares                                   Contractual     2.00%   September 24, 2012 June 30, 2016
   Class Y Shares                                    Contractual     2.00%      July 1, 2009    June 30, 2016

See page 17 for footnotes to Exhibit A.

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                 ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares                                    Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares                                   Contractual     1.75%   September 24, 2012 June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2009    June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                     CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                                 ------------ --------------------  ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                                    Contractual  1.75% less net AFFE*   October 14, 2014  April 30, 2017
   Class C Shares                                    Contractual  2.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class R Shares                                    Contractual  2.00% less net AFFE*   October 14, 2014  April 30, 2017
   Class R5 Shares                                   Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class R6 Shares                                   Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class Y Shares                                    Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                                    Contractual          0.25%          November 4, 2009  April 30, 2017
   Class AX Shares                                   Contractual          0.25%         February 12, 2010  April 30, 2017
   Class B Shares                                    Contractual          1.00%          November 4, 2009  April 30, 2017
   Class C Shares                                    Contractual          1.00%          November 4, 2009  April 30, 2017
   Class CX Shares                                   Contractual          1.00%         February 12, 2010  April 30, 2017
   Class R Shares                                    Contractual          0.50%          November 4, 2009  April 30, 2017
   Class R5 Shares                                   Contractual          0.00%          November 4, 2009  April 30, 2017
   Class R6 Shares                                   Contractual          0.00%         September 24, 2012 April 30, 2017
   Class RX Shares                                   Contractual          0.50%         February 12, 2010  April 30, 2017
   Class Y Shares                                    Contractual          0.00%          November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                                    Contractual          0.25%          November 4, 2009  April 30, 2017
   Class AX Shares                                   Contractual          0.25%         February 12, 2010  April 30, 2017
   Class B Shares                                    Contractual          1.00%          November 4, 2009  April 30, 2017
   Class C Shares                                    Contractual          1.00%          November 4, 2009  April 30, 2017
   Class CX Shares                                   Contractual          1.00%         February 12, 2010  April 30, 2017
   Class R Shares                                    Contractual          0.50%          November 4, 2009  April 30, 2017
   Class R5 Shares                                   Contractual          0.00%          November 4, 2009  April 30, 2017
   Class R6 Shares                                   Contractual          0.00%         September 24, 2012 April 30, 2017
   Class RX Shares                                   Contractual          0.50%         February 12, 2010  April 30, 2017
   Class Y Shares                                    Contractual          0.00%          November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                                    Contractual          0.25%          November 4, 2009  April 30, 2017
   Class AX Shares                                   Contractual          0.25%         February 12, 2010  April 30, 2017
   Class B Shares                                    Contractual          1.00%          November 4, 2009  April 30, 2017
   Class C Shares                                    Contractual          1.00%          November 4, 2009  April 30, 2017
   Class CX Shares                                   Contractual          1.00%         February 12, 2010  April 30, 2017
   Class R Shares                                    Contractual          0.50%          November 4, 2009  April 30, 2017
   Class R5 Shares                                   Contractual          0.00%          November 4, 2009  April 30, 2017
   Class R6 Shares                                   Contractual          0.00%         September 24, 2012 April 30, 2017
   Class RX Shares                                   Contractual          0.50%         February 12, 2010  April 30, 2017
   Class Y Shares                                    Contractual          0.00%          November 4, 2009  April 30, 2017

See page 17 for footnotes to Exhibit A.

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                    Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares                                   Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares                                    Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares                                    Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares                                   Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares                                    Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares                                   Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares                                   Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares                                   Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares                                    Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                    Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares                                   Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares                                    Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares                                    Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares                                   Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares                                    Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares                                   Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares                                   Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares                                   Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares                                    Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco Conservative Allocation Fund
   Class A Shares                                    Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R Shares                                    Contractual     1.75%      July 1, 2012    June 30, 2016
   Class R5 Shares                                   Contractual     1.25%      July 1, 2012    June 30, 2016
   Class S Shares                                    Contractual     1.40%      July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Convertible Securities Fund
   Class A Shares                                    Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares                                   Contractual     1.25%      July 1, 2012    June 30, 2016
   Class R6 Shares                                   Contractual     1.25%   September 24, 2012 June 30, 2016
   Class Y Shares                                    Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                    Contractual     1.46%      May 1, 2015     April 30, 2016
   Class B Shares                                    Contractual     2.21%      May 1, 2015     April 30, 2016
   Class C Shares                                    Contractual     2.21%      May 1, 2015     April 30, 2016
   Class R Shares                                    Contractual     1.71%      May 1, 2015     April 30, 2016
   Class R5 Shares                                   Contractual     1.21%      May 1, 2015     April 30, 2016
   Class Y Shares                                    Contractual     1.21%      May 1, 2015     April 30, 2016

Invesco Growth Allocation Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2012    June 30, 2016
   Class R Shares                                    Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2012    June 30, 2016
   Class S Shares                                    Contractual     1.90%      July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2012    June 30, 2016

See page 17 for footnotes to Exhibit A.

                                                     CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                                 ------------ --------------------  ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                                    Contractual          0.25%            May 1, 2012     April 30, 2017
   Class B Shares                                    Contractual          1.00%            May 1, 2012     April 30, 2017
   Class C Shares                                    Contractual          1.00%            May 1, 2012     April 30, 2017
   Class R Shares                                    Contractual          0.50%            May 1, 2012     April 30, 2017
   Class R5 Shares                                   Contractual          0.00%            May 1, 2012     April 30, 2017
   Class Y Shares                                    Contractual          0.00%            May 1, 2012     April 30, 2017

Invesco International Allocation Fund
   Class A Shares                                    Contractual          2.25%            May 1, 2012     June 30, 2016
   Class B Shares                                    Contractual          3.00%            May 1, 2012     June 30, 2016
   Class C Shares                                    Contractual          3.00%            May 1, 2012     June 30, 2016
   Class R Shares                                    Contractual          2.50%            May 1, 2012     June 30, 2016
   Class R5 Shares                                   Contractual          2.00%            May 1, 2012     June 30, 2016
   Class Y Shares                                    Contractual          2.00%            May 1, 2012     June 30, 2016

Invesco Mid Cap Core Equity Fund
   Class A Shares                                    Contractual          2.00%            July 1, 2009    June 30, 2016
   Class B Shares                                    Contractual          2.75%            July 1, 2009    June 30, 2016
   Class C Shares                                    Contractual          2.75%            July 1, 2009    June 30, 2016
   Class R Shares                                    Contractual          2.25%            July 1, 2009    June 30, 2016
   Class R5 Shares                                   Contractual          1.75%            July 1, 2009    June 30, 2016
   Class R6 Shares                                   Contractual          1.75%         September 24, 2012 June 30, 2016
   Class Y Shares                                    Contractual          1.75%            July 1, 2009    June 30, 2016

Invesco Moderate Allocation Fund
   Class A Shares                                    Contractual          1.50%            July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual          2.25%            July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual          2.25%            July 1, 2012    June 30, 2016
   Class R Shares                                    Contractual          1.75%            July 1, 2012    June 30, 2016
   Class R5 Shares                                   Contractual          1.25%            July 1, 2012    June 30, 2016
   Class S Shares                                    Contractual          1.40%            July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual          1.25%            July 1, 2012    June 30, 2016

Invesco Multi-Asset Inflation Fund
   Class A Shares                                    Contractual  1.36% less net AFFE*   October 14, 2014  April 30, 2017
   Class C Shares                                    Contractual  2.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class R Shares                                    Contractual  1.61% less net AFFE*   October 14, 2014  April 30, 2017
   Class R5 Shares                                   Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class R6 Shares                                   Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class Y Shares                                    Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                                    Contractual          2.00%            July 1, 2009    June 30, 2016
   Class B Shares                                    Contractual          2.75%            July 1, 2009    June 30, 2016
   Class C Shares                                    Contractual          2.75%            July 1, 2009    June 30, 2016
   Class R Shares                                    Contractual          2.25%            July 1, 2009    June 30, 2016
   Class R5 Shares                                   Contractual          1.75%            July 1, 2009    June 30, 2016
   Class R6 Shares                                   Contractual          1.75%         September 24, 2012 June 30, 2016
   Class Y Shares                                    Contractual          1.75%            July 1, 2009    June 30, 2016
   Investor Class Shares                             Contractual          2.00%            July 1, 2009    June 30, 2016

Invesco U.S. Mortgage Fund
   Class A Shares                                    Contractual          1.50%            July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual          2.25%            July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual          2.25%            July 1, 2012    June 30, 2016
   Class R5 Shares                                   Contractual          1.25%            July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual          1.25%            July 1, 2012    June 30, 2016

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                 ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                                    Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                                    Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                                    Contractual     3.00%      July 1, 2009      June 30, 2016
   Class Y Shares                                    Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco European Growth Fund
   Class A Shares                                    Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                                    Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                                    Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R Shares                                    Contractual     2.50%      July 1, 2009      June 30, 2016
   Class Y Shares                                    Contractual     2.00%      July 1, 2009      June 30, 2016
   Investor Class Shares                             Contractual     2.25%      July 1, 2009      June 30, 2016

Invesco Global Growth Fund
   Class A Shares                                    Contractual     1.31%    October 1, 2015   February 28, 2017
   Class B Shares                                    Contractual     2.06%    October 1, 2015   February 28, 2017
   Class C Shares                                    Contractual     2.06%    October 1, 2015   February 28, 2017
   Class R5 Shares                                   Contractual     1.06%    October 1, 2015   February 28, 2017
   Class R6 Shares                                   Contractual     1.06%    October 1, 2015   February 28, 2017
   Class Y Shares                                    Contractual     1.06%    October 1, 2015   February 28, 2017

Invesco Global Opportunities Fund
   Class A Shares                                    Contractual     1.36%     August 1, 2012   February 28, 2017
   Class C Shares                                    Contractual     2.11%     August 1, 2012   February 28, 2017
   Class R Shares                                    Contractual     1.61%     August 1, 2012   February 28, 2017
   Class R5 Shares                                   Contractual     1.11%     August 1, 2012   February 28, 2017
   Class R6 Shares                                   Contractual     1.11%   September 24, 2012 February 28, 2017
   Class Y Shares                                    Contractual     1.11%     August 1, 2012   February 28, 2017

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                                    Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                                    Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                                    Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R5 Shares                                   Contractual     2.00%      July 1, 2009      June 30, 2016
   Class Y Shares                                    Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco International Companies Fund
   Class A Shares                                    Contractual     1.33%   December 21, 2015  February 28, 2017
   Class C Shares                                    Contractual     2.08%   December 21, 2015  February 28, 2017
   Class R Shares                                    Contractual     1.58%   December 21, 2015  February 28, 2017
   Class R5 Shares                                   Contractual     1.08%   December 21, 2015  February 28, 2017
   Class R6 Shares                                   Contractual     1.08%   December 21, 2015  February 28, 2017
   Class Y Shares                                    Contractual     1.08%   December 21, 2015  February 28, 2017

Invesco International Core Equity Fund
   Class A Shares                                    Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                                    Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                                    Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R Shares                                    Contractual     2.50%      July 1, 2009      June 30, 2016
   Class R5 Shares                                   Contractual     2.00%      July 1, 2009      June 30, 2016
   Class R6 Shares                                   Contractual     2.00%   September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual     2.00%      July 1, 2009      June 30, 2016
   Investor Class Shares                             Contractual     2.25%      July 1, 2009      June 30, 2016

See page 17 for footnotes to Exhibit A.

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                 ------------ ---------- ------------------ -----------------
Invesco International Growth Fund
   Class A Shares                                    Contractual     2.25%      July 1, 2013      June 30, 2016
   Class B Shares                                    Contractual     3.00%      July 1, 2013      June 30, 2016
   Class C Shares                                    Contractual     3.00%      July 1, 2013      June 30, 2016
   Class R Shares                                    Contractual     2.50%      July 1, 2013      June 30, 2016
   Class R5 Shares                                   Contractual     2.00%      July 1, 2013      June 30, 2016
   Class R6 Shares                                   Contractual     2.00%      July 1, 2013      June 30, 2016
   Class Y Shares                                    Contractual     2.00%      July 1, 2013      June 30, 2016

Invesco Select Opportunities Fund
   Class A Shares                                    Contractual     1.51%     August 1, 2012   February 28, 2017
   Class C Shares                                    Contractual     2.26%     August 1, 2012   February 28, 2017
   Class R Shares                                    Contractual     1.76%     August 1, 2012   February 28, 2017
   Class R5 Shares                                   Contractual     1.26%     August 1, 2012   February 28, 2017
   Class R6 Shares                                   Contractual     1.26%   September 24, 2012 February 28, 2017
   Class Y Shares                                    Contractual     1.26%     August 1, 2012   February 28, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                 ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                    Contractual     1.62%   December 17, 2013  February 28, 2017
   Class C Shares                                    Contractual     2.37%   December 17, 2013  February 28, 2017
   Class R Shares                                    Contractual     1.87%   December 17, 2013  February 28, 2017
   Class R5 Shares                                   Contractual     1.37%   December 17, 2013  February 28, 2017
   Class R6 Shares                                   Contractual     1.37%   December 17, 2013  February 28, 2017
   Class Y Shares                                    Contractual     1.37%   December 17, 2013  February 28, 2017

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                    Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R Shares                                    Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R6 Shares                                   Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                    Contractual     2.00%      July 1, 2014      June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2014      June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2014      June 30, 2016
   Class R Shares                                    Contractual     2.25%      July 1, 2014      June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2014      June 30, 2016
   Class R6 Shares                                   Contractual     1.75%      July 1, 2014      June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2014      June 30, 2016

Invesco Developing Markets Fund
   Class A Shares                                    Contractual     2.25%      July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual     3.00%      July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual     3.00%      July 1, 2012      June 30, 2016
   Class R5 Shares                                   Contractual     2.00%      July 1, 2012      June 30, 2016
   Class R6 Shares                                   Contractual     2.00%   September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual     2.00%      July 1, 2012      June 30, 2016

See page 17 for footnotes to Exhibit A.

                                                     CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                                 ------------ --------------------  ------------------ -----------------
Invesco Emerging Markets Equity Fund
   Class A Shares                                    Contractual          1.85%            May 11, 2011    February 28, 2017
   Class C Shares                                    Contractual          2.60%            May 11, 2011    February 28, 2017
   Class R Shares                                    Contractual          2.10%            May 11, 2011    February 28, 2017
   Class R5 Shares                                   Contractual          1.60%            May 11, 2011    February 28, 2017
   Class R6 Shares                                   Contractual          1.60%         September 24, 2012 February 28, 2017
   Class Y Shares                                    Contractual          1.60%            May 11, 2011    February 28, 2017

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                    Contractual          1.24%           June 14, 2010    February 28, 2017
   Class B Shares                                    Contractual          1.99%           June 14, 2010    February 28, 2017
   Class C Shares                                    Contractual          1.99%           June 14, 2010    February 28, 2017
   Class R Shares                                    Contractual          1.49%           June 14, 2010    February 28, 2017
   Class Y Shares                                    Contractual          0.99%           June 14, 2010    February 28, 2017
   Class R5 Shares                                   Contractual          0.99%           June 14, 2010    February 28, 2017
   Class R6 Shares                                   Contractual          0.99%         September 24, 2012 February 28, 2017

Invesco Endeavor Fund
   Class A Shares                                    Contractual          2.00%            July 1, 2009      June 30, 2016
   Class B Shares                                    Contractual          2.75%            July 1, 2009      June 30, 2016
   Class C Shares                                    Contractual          2.75%            July 1, 2009      June 30, 2016
   Class R Shares                                    Contractual          2.25%            July 1, 2009      June 30, 2016
   Class R5 Shares                                   Contractual          1.75%            July 1, 2009      June 30, 2016
   Class R6 Shares                                   Contractual          1.75%         September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual          1.75%            July 1, 2009      June 30, 2016

Invesco Global Health Care Fund
   Class A Shares                                    Contractual          2.00%            July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual          2.75%            July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual          2.75%            July 1, 2012      June 30, 2016
   Class Y Shares                                    Contractual          1.75%            July 1, 2012      June 30, 2016
   Investor Class Shares                             Contractual          2.00%            July 1, 2012      June 30, 2016

Invesco Global Infrastructure Fund
   Class A Shares                                    Contractual          1.40%            May 2, 2014     February 28, 2017
   Class C Shares                                    Contractual          2.15%            May 2, 2014     February 28, 2017
   Class R Shares                                    Contractual          1.65%            May 2, 2014     February 28, 2017
   Class Y Shares                                    Contractual          1.15%            May 2, 2014     February 28, 2017
   Class R5 Shares                                   Contractual          1.15%            May 2, 2014     February 28, 2017
   Class R6 Shares                                   Contractual          1.15%            May 2, 2014     February 28, 2017

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                    Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
   Class C Shares                                    Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R Shares                                    Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
   Class R5 Shares                                   Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R6 Shares                                   Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class Y Shares                                    Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                    Contractual          1.65%           March 1, 2016    February 28, 2017
   Class C Shares                                    Contractual          2.40%           March 1, 2016    February 28, 2017
   Class R Shares                                    Contractual          1.90%           March 1, 2016    February 28, 2017
   Class R5 Shares                                   Contractual          1.40%           March 1, 2016    February 28, 2017
   Class R6 Shares                                   Contractual          1.40%           March 1, 2016    February 28, 2017
   Class Y Shares                                    Contractual          1.40%           March 1, 2016    February 28, 2017

See page 17 for footnotes to Exhibit A.

                                                     CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                                 ------------ --------------------  ------------------ -----------------
Invesco Global Market Neutral Fund
   Class A Shares                                    Contractual          1.62%         December 17, 2013  February 28, 2017
   Class C Shares                                    Contractual          2.37%         December 17, 2013  February 28, 2017
   Class R Shares                                    Contractual          1.87%         December 17, 2013  February 28, 2017
   Class R5 Shares                                   Contractual          1.37%         December 17, 2013  February 28, 2017
   Class R6 Shares                                   Contractual          1.37%         December 17, 2013  February 28, 2017
   Class Y Shares                                    Contractual          1.37%         December 17, 2013  February 28, 2017

Invesco Global Targeted Returns Fund/6/
   Class A Shares                                    Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
   Class C Shares                                    Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R Shares                                    Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
   Class R5 Shares                                   Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R6 Shares                                   Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class Y Shares                                    Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

Invesco Global Targeted Returns Fund/6/
   Class A Shares                                    Contractual          1.65%           March 1, 2016    February 28, 2017
   Class C Shares                                    Contractual          2.40%           March 1, 2016    February 28, 2017
   Class R Shares                                    Contractual          1.90%           March 1, 2016    February 28, 2017
   Class R5 Shares                                   Contractual          1.40%           March 1, 2016    February 28, 2017
   Class R6 Shares                                   Contractual          1.40%           March 1, 2016    February 28, 2017
   Class Y Shares                                    Contractual          1.40%           March 1, 2016    February 28, 2017

Invesco Greater China Fund
   Class A Shares                                    Contractual          2.25%            July 1, 2009      June 30, 2016
   Class B Shares                                    Contractual          3.00%            July 1, 2009      June 30, 2016
   Class C Shares                                    Contractual          3.00%            July 1, 2009      June 30, 2016
   Class R5 Shares                                   Contractual          2.00%            July 1, 2009      June 30, 2016
   Class Y Shares                                    Contractual          2.00%            July 1, 2009      June 30, 2016

Invesco International Total Return Fund
   Class A Shares                                    Contractual          1.10%           March 31, 2006   February 28, 2017
   Class B Shares                                    Contractual          1.85%           March 31, 2006   February 28, 2017
   Class C Shares                                    Contractual          1.85%           March 31, 2006   February 28, 2017
   Class R5 Shares                                   Contractual          0.85%          October 3, 2008   February 28, 2017
   Class R6 Shares                                   Contractual          0.85%         September 24, 2012 February 28, 2017
   Class Y Shares                                    Contractual          0.85%           March 31, 2006   February 28, 2017

Invesco Long/Short Equity Fund
   Class A Shares                                    Contractual          1.87%         December 17, 2013  February 28, 2017
   Class C Shares                                    Contractual          2.62%         December 17, 2013  February 28, 2017
   Class R Shares                                    Contractual          2.12%         December 17, 2013  February 28, 2017
   Class R5 Shares                                   Contractual          1.62%         December 17, 2013  February 28, 2017
   Class R6 Shares                                   Contractual          1.62%         December 17, 2013  February 28, 2017
   Class Y Shares                                    Contractual          1.62%         December 17, 2013  February 28, 2017

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                                    Contractual          1.72%         December 17, 2013  February 28, 2017
   Class C Shares                                    Contractual          2.47%         December 17, 2013  February 28, 2017
   Class R Shares                                    Contractual          1.97%         December 17, 2013  February 28, 2017
   Class R5 Shares                                   Contractual          1.47%         December 17, 2013  February 28, 2017
   Class R6 Shares                                   Contractual          1.47%         December 17, 2013  February 28, 2017
   Class Y Shares                                    Contractual          1.47%         December 17, 2013  February 28, 2017

Invesco MLP Fund
   Class A Shares                                    Contractual          1.50%          August 29, 2014   February 28, 2017
   Class C Shares                                    Contractual          2.25%          August 29, 2014   February 28, 2017
   Class R Shares                                    Contractual          1.75%          August 29, 2014   February 28, 2017
   Class R5 Shares                                   Contractual          1.25%          August 29, 2014   February 28, 2017
   Class R6 Shares                                   Contractual          1.25%          August 29, 2014   February 28, 2017
   Class Y Shares                                    Contractual          1.25%          August 29, 2014   February 28, 2017

See page 17 for footnotes to Exhibit A.

                                                     CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                                 ------------ -------------------- ----------------- -----------------
Invesco Macro International Equity Fund
   Class A Shares                                    Contractual         1.43%         December 17, 2013 February 28, 2017
   Class C Shares                                    Contractual         2.18%         December 17, 2013 February 28, 2017
   Class R Shares                                    Contractual         1.68%         December 17, 2013 February 28, 2017
   Class R5 Shares                                   Contractual         1.18%         December 17, 2013 February 28, 2017
   Class R6 Shares                                   Contractual         1.18%         December 17, 2013 February 28, 2017
   Class Y Shares                                    Contractual         1.18%         December 17, 2013 February 28, 2017

Invesco Macro Long/Short Fund
   Class A Shares                                    Contractual         1.87%         December 17, 2013 February 28, 2017
   Class C Shares                                    Contractual         2.62%         December 17, 2013 February 28, 2017
   Class R Shares                                    Contractual         2.12%         December 17, 2013 February 28, 2017
   Class R5 Shares                                   Contractual         1.62%         December 17, 2013 February 28, 2017
   Class R6 Shares                                   Contractual         1.62%         December 17, 2013 February 28, 2017
   Class Y Shares                                    Contractual         1.62%         December 17, 2013 February 28, 2017

Invesco Pacific Growth Fund
   Class A Shares                                    Contractual         2.25%           July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual         3.00%           July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual         3.00%           July 1, 2012      June 30, 2016
   Class R Shares                                    Contractual         2.50%           July 1, 2012      June 30, 2016
   Class R5 Shares                                   Contractual         2.00%           July 1, 2012      June 30, 2016
   Class Y Shares                                    Contractual         2.00%           July 1, 2012      June 30, 2016

Invesco Premium Income Fund
   Class A Shares                                    Contractual         1.05%           March 1, 2015   February 28, 2017
   Class C Shares                                    Contractual         1.80%           March 1, 2015   February 28, 2017
   Class R Shares                                    Contractual         1.30%           March 1, 2015   February 28, 2017
   Class R5 Shares                                   Contractual         0.80%           March 1, 2015   February 28, 2017
   Class R6 Shares                                   Contractual         0.80%           March 1, 2015   February 28, 2017
   Class Y Shares                                    Contractual         0.80%           March 1, 2015   February 28, 2017

Invesco Select Companies Fund
   Class A Shares                                    Contractual         2.00%           July 1, 2009      June 30, 2016
   Class B Shares                                    Contractual         2.75%           July 1, 2009      June 30, 2016
   Class C Shares                                    Contractual         2.75%           July 1, 2009      June 30, 2016
   Class R Shares                                    Contractual         2.25%           July 1, 2009      June 30, 2016
   Class R5 Shares                                   Contractual         1.75%           July 1, 2009      June 30, 2016
   Class Y Shares                                    Contractual         1.75%           July 1, 2009      June 30, 2016

Invesco Strategic Income Fund
   Class A Shares                                    Contractual  0.85% less net AFFE*    May 2, 2014    February 28, 2017
   Class C Shares                                    Contractual  1.60% less net AFFE*    May 2, 2014    February 28, 2017
   Class R Shares                                    Contractual  1.10% less net AFFE*    May 2, 2014    February 28, 2017
   Class Y Shares                                    Contractual  0.60% less net AFFE*    May 2, 2014    February 28, 2017
   Class R5 Shares                                   Contractual  0.60% less net AFFE*    May 2, 2014    February 28, 2017
   Class R6 Shares                                   Contractual  0.60% less net AFFE*    May 2, 2014    February 28, 2017

Invesco Unconstrained Bond Fund
   Class A Shares                                    Contractual  1.04% less net AFFE* October 14, 2014  February 28, 2017
   Class C Shares                                    Contractual  1.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R Shares                                    Contractual  1.29% less net AFFE* October 14, 2014  February 28, 2017
   Class Y Shares                                    Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R5 Shares                                   Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R6 Shares                                   Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017

See page 17 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                     CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                                 ------------ ----------  ------------------ -----------------
Invesco Corporate Bond Fund
   Class A Shares                                    Contractual      1.50%      July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual      2.25%      July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual      2.25%      July 1, 2012      June 30, 2016
   Class R Shares                                    Contractual      1.75%      July 1, 2012      June 30, 2016
   Class R5 Shares                                   Contractual      1.25%      July 1, 2012      June 30, 2016
   Class R6 Shares                                   Contractual      1.25%   September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual      1.25%      July 1, 2012      June 30, 2016

Invesco Global Real Estate Fund
   Class A Shares                                    Contractual      2.00%      July 1, 2009      June 30, 2016
   Class B Shares                                    Contractual      2.75%      July 1, 2009      June 30, 2016
   Class C Shares                                    Contractual      2.75%      July 1, 2009      June 30, 2016
   Class R Shares                                    Contractual      2.25%      July 1, 2009      June 30, 2016
   Class R5 Shares                                   Contractual      1.75%      July 1, 2009      June 30, 2016
   Class R6 Shares                                   Contractual      1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual      1.75%      July 1, 2009      June 30, 2016

Invesco High Yield Fund
   Class A Shares                                    Contractual      1.50%      July 1, 2013      June 30, 2016
   Class B Shares                                    Contractual      2.25%      July 1, 2013      June 30, 2016
   Class C Shares                                    Contractual      2.25%      July 1, 2013      June 30, 2016
   Class R5 Shares                                   Contractual      1.25%      July 1, 2013      June 30, 2016
   Class R6 Shares                                   Contractual      1.25%      July 1, 2013      June 30, 2016
   Class Y Shares                                    Contractual      1.25%      July 1, 2013      June 30, 2016
   Investor Class Shares                             Contractual      1.50%      July 1, 2013      June 30, 2016

Invesco Limited Maturity Treasury Fund
   Class A Shares                                    Contractual      1.50%      July 1, 2012      June 30, 2016
   Class A2 Shares                                   Contractual      1.40%      July 1, 2012      June 30, 2016
   Class R5 Shares                                   Contractual      1.25%      July 1, 2012      June 30, 2016
   Class Y Shares                                    Contractual      1.25%      July 1, 2012      June 30, 2016

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                    Contractual      0.55%   December 31, 2015  December 31, 2016
   Class A2 Shares                                   Contractual      0.45%   December 31, 2015  December 31, 2016
   Class R5 Shares                                   Contractual      0.30%   December 31, 2015  December 31, 2016
   Class R6 Shares                                   Contractual      0.30%   December 31, 2015  December 31, 2016
   Class Y Shares                                    Contractual      0.30%   December 31, 2015  December 31, 2016

Invesco Real Estate Fund
   Class A Shares                                    Contractual      2.00%      July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual      2.75%      July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual      2.75%      July 1, 2012      June 30, 2016
   Class R Shares                                    Contractual      2.25%      July 1, 2012      June 30, 2016
   Class R5 Shares                                   Contractual      1.75%      July 1, 2012      June 30, 2016
   Class R6 Shares                                   Contractual      1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual      1.75%      July 1, 2012      June 30, 2016
   Investor Class Shares                             Contractual      2.00%      July 1, 2012      June 30, 2016

Invesco Short Term Bond Fund
   Class A Shares                                    Contractual      1.40%      July 1, 2013      June 30, 2016
   Class C Shares                                    Contractual     1.75%/2/    July 1, 2013      June 30, 2016
   Class R Shares                                    Contractual      1.75%      July 1, 2013      June 30, 2016
   Class R5 Shares                                   Contractual      1.25%      July 1, 2013      June 30, 2016
   Class R6 Shares                                   Contractual      1.25%      July 1, 2013      June 30, 2016
   Class Y Shares                                    Contractual      1.25%      July 1, 2013      June 30, 2016

See page 17 for footnotes to Exhibit A.

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                 ------------ ---------- ----------------- -------------
Invesco U.S. Government Fund
   Class A Shares                                    Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R Shares                                    Contractual     1.75%     July 1, 2012    June 30, 2016
   Class R5 Shares                                   Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.25%     July 1, 2012    June 30, 2016
   Investor Class Shares                             Contractual     1.50%     July 1, 2012    June 30, 2016

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------ ---------- ------------------ ---------------
Invesco American Value Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2013     June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2013     June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2013     June 30, 2016
   Class R Shares                                    Contractual     2.25%      July 1, 2013     June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2013     June 30, 2016
   Class R6 Shares                                   Contractual     1.75%      July 1, 2013     June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2013     June 30, 2016

Invesco Comstock Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2012     June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2012     June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2012     June 30, 2016
   Class R Shares                                    Contractual     2.25%      July 1, 2012     June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2012     June 30, 2016
   Class R6 Shares                                   Contractual     1.75%   September 24, 2012  June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2012     June 30, 2016

Invesco Energy Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2009     June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2009     June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2009     June 30, 2016
   Class R5 Shares                                   Contractual     1.75%      July 1, 2009     June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2009     June 30, 2016
   Investor Class Shares                             Contractual     2.00%      July 1, 2009     June 30, 2016

Invesco Dividend Income Fund
   Class A Shares                                    Contractual     1.14%   September 1, 2014  August 31, 2016
   Class B Shares                                    Contractual     1.89%   September 1, 2014  August 31, 2016
   Class C Shares                                    Contractual     1.89%   September 1, 2014  August 31, 2016
   Class R5 Shares                                   Contractual     0.89%   September 1, 2014  August 31, 2016
   Class R6 Shares                                   Contractual     0.89%   September 1, 2014  August 31, 2016
   Class Y Shares                                    Contractual     0.89%   September 1, 2014  August 31, 2016
   Investor Class Shares                             Contractual     1.14%   September 1, 2014  August 31, 2016

Invesco Gold & Precious Metals Fund
   Class A Shares                                    Contractual     2.00%      July 1, 2009     June 30, 2016
   Class B Shares                                    Contractual     2.75%      July 1, 2009     June 30, 2016
   Class C Shares                                    Contractual     2.75%      July 1, 2009     June 30, 2016
   Class Y Shares                                    Contractual     1.75%      July 1, 2009     June 30, 2016
   Investor Class Shares                             Contractual     2.00%      July 1, 2009     June 30, 2016

Invesco Mid Cap Growth Fund
   Class A Shares                                    Contractual     2.00%     August 1, 2015    June 30, 2016
   Class B Shares                                    Contractual     2.75%     August 1, 2015    June 30, 2016
   Class C Shares                                    Contractual     2.75%     August 1, 2015    June 30, 2016
   Class R Shares                                    Contractual     2.25%     August 1, 2015    June 30, 2016
   Class R5 Shares                                   Contractual     1.75%     August 1, 2015    June 30, 2016
   Class R6 Shares                                   Contractual     1.75%     August 1, 2015    June 30, 2016
   Class Y Shares                                    Contractual     1.75%     August 1, 2015    June 30, 2016

See page 17 for footnotes to Exhibit A.

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                 ------------ ---------- ----------------- -------------
Invesco Small Cap Value Fund
   Class A Shares                                    Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.75%     July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.75%     July 1, 2012    June 30, 2016

Invesco Technology Fund
   Class A Shares                                    Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.75%     July 1, 2012    June 30, 2016
   Class R5 Shares                                   Contractual     1.75%     July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.75%     July 1, 2012    June 30, 2016
   Investor Class Shares                             Contractual     2.00%     July 1, 2012    June 30, 2016

Invesco Technology Sector Fund
   Class A Shares                                    Contractual     2.00%   February 12, 2010 June 30, 2016
   Class B Shares                                    Contractual     2.75%   February 12, 2010 June 30, 2016
   Class C Shares                                    Contractual     2.75%   February 12, 2010 June 30, 2016
   Class Y Shares                                    Contractual     1.75%   February 12, 2010 June 30, 2016

Invesco Value Opportunities Fund
   Class A Shares                                    Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.75%     July 1, 2012    June 30, 2016
   Class R Shares                                    Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R5 Shares                                   Contractual     1.75%     July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.75%     July 1, 2012    June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                 ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                    Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R5 Shares                                   Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.25%     July 1, 2012    June 30, 2016

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                    Contractual     0.80%     July 1, 2013    June 30, 2016
   Class B Shares                                    Contractual     1.55%     July 1, 2013    June 30, 2016
   Class C Shares                                    Contractual     1.55%     July 1, 2013    June 30, 2016
   Class Y Shares                                    Contractual     0.55%     July 1, 2013    June 30, 2016

Invesco Municipal Income Fund
   Class A Shares                                    Contractual     1.50%     July 1, 2013    June 30, 2016
   Class B Shares                                    Contractual     2.25%     July 1, 2013    June 30, 2016
   Class C Shares                                    Contractual     2.25%     July 1, 2013    June 30, 2016
   Class Y Shares                                    Contractual     1.25%     July 1, 2013    June 30, 2016
   Investor Class                                    Contractual     1.50%     July 15, 2013   June 30, 2016

Invesco New York Tax Free Income Fund
   Class A Shares                                    Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.25%     July 1, 2012    June 30, 2016

Invesco Limited Term Municipal Income Fund
   Class A Shares                                    Contractual     1.50%     July 1, 2012    June 30, 2016
   Class A2 Shares                                   Contractual     1.25%     July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual     2.25%     June 30, 2013   June 30, 2016
   Class R5 Shares                                   Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                    Contractual     1.25%     July 1, 2012    June 30, 2016

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund Institutional Class Contractual     0.28%     July 1, 2014    December 31, 2016

                           INVESCO SECURITIES TRUST

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund     Contractual     1.15%   January 16, 2013  February 29, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(f) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                     CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                                 ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class                             Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                                   Contractual      0.17%     July 1, 2009    December 31, 2016
   Institutional Class                               Contractual      0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class                         Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class                          Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                                     Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                                    Contractual     0.30%/2/   July 1, 2009    December 31, 2016

Government TaxAdvantage Portfolio
   Cash Management Class                             Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                                   Contractual      0.17%     July 1, 2009    December 31, 2016
   Institutional Class                               Contractual      0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class                         Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class                          Contractual     0.39%/2/   July 1, 2009    December 31, 2016
   Reserve Class                                     Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                                    Contractual     0.30%/2/   July 1, 2009    December 31, 2016

Liquid Assets Portfolio
   Cash Management Class                             Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                                   Contractual      0.17%     July 1, 2009    December 31, 2016
   Institutional Class                               Contractual      0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class                         Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class                          Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                                     Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                                    Contractual      0.34%     July 1, 2009    December 31, 2016

STIC Prime Portfolio
   Cash Management Class                             Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                                   Contractual      0.17%     July 1, 2009    December 31, 2016
   Institutional Class                               Contractual      0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class                         Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class                          Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                                     Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                                    Contractual     0.30%/2/   July 1, 2009    December 31, 2016

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class                             Contractual     0.33%/2/   July 1, 2009    December 31, 2016
   Corporate Class                                   Contractual      0.28%     July 1, 2009    December 31, 2016
   Institutional Class                               Contractual      0.25%     July 1, 2009    December 31, 2016
   Personal Investment Class                         Contractual     0.80%/2/   July 1, 2009    December 31, 2016
   Private Investment Class                          Contractual     0.50%/2/   July 1, 2009    December 31, 2016
   Reserve Class                                     Contractual     1.12%/2/   July 1, 2009    December 31, 2016
   Resource Class                                    Contractual     0.41%/2/   July 1, 2009    December 31, 2016

Treasury Portfolio
   Cash Management Class                             Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                                   Contractual      0.17%     July 1, 2009    December 31, 2016
   Institutional Class                               Contractual      0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class                         Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class                          Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                                     Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                                    Contractual     0.30%/2/   July 1, 2009    December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                     CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                                  VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                                 ------------ -------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                                   Contractual         2.00%           July 1, 2014    June 30, 2016
   Series II Shares                                  Contractual         2.25%           July 1, 2014    June 30, 2016

Invesco V.I. American Value Fund
   Series I Shares                                   Contractual         2.00%           July 1, 2012    June 30, 2016
   Series II Shares                                  Contractual         2.25%           July 1, 2012    June 30, 2016

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                   Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2017
   Series II Shares                                  Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2017

Invesco V.I. Comstock Fund
   Series I Shares                                   Contractual         0.78%           May 1, 2013     April 30, 2017
   Series II Shares                                  Contractual         1.03%           May 1, 2013     April 30, 2017

Invesco V.I. Core Equity Fund
   Series I Shares                                   Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                                  Contractual         2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Core Plus Bond Fund
   Series I Shares                                   Contractual         0.61%          April 30, 2015   April 30, 2017
   Series II Shares                                  Contractual         0.86%          April 30, 2015   April 30, 2017

Invesco V.I. Diversified Dividend Fund
   Series I Shares                                   Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                                  Contractual         2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                   Contractual         2.00%           July 1, 2012    June 30, 2016
   Series II Shares                                  Contractual         2.25%           July 1, 2012    June 30, 2016

Invesco V.I. Equity and Income Fund
   Series I Shares                                   Contractual         1.50%           July 1, 2012    June 30, 2016
   Series II Shares                                  Contractual         1.75%           July 1, 2012    June 30, 2016

Invesco V.I. Global Core Equity Fund
   Series I Shares                                   Contractual         2.25%           July 1, 2012    June 30, 2016
   Series II Shares                                  Contractual         2.50%           July 1, 2012    June 30, 2016

Invesco V.I. Global Health Care Fund
   Series I Shares                                   Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                                  Contractual         2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Global Real Estate Fund
   Series I Shares                                   Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                                  Contractual         2.25%           May 1, 2013     June 30, 2016

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                 ------------ ---------- ----------------- --------------
Invesco V.I. Government Securities Fund
   Series I Shares                                   Contractual     1.50%      May 1, 2013     June 30, 2016
   Series II Shares                                  Contractual     1.75%      May 1, 2013     June 30, 2016

Invesco V.I. Growth and Income Fund
   Series I Shares                                   Contractual     0.78%      May 1, 2013    April 30, 2017
   Series II Shares                                  Contractual     1.03%      May 1, 2013    April 30, 2017

Invesco V.I. High Yield Fund
   Series I Shares                                   Contractual     1.50%      May 1, 2014     June 30, 2016
   Series II Shares                                  Contractual     1.75%      May 1, 2014     June 30, 2016

Invesco V.I. International Growth Fund
   Series I Shares                                   Contractual     2.25%     July 1, 2012     June 30, 2016
   Series II Shares                                  Contractual     2.50%     July 1, 2012     June 30, 2016

Invesco V.I. Managed Volatility Fund
   Series I Shares                                   Contractual     2.00%      May 1, 2015     June 30, 2016
   Series II Shares                                  Contractual     2.25%      May 1, 2015     June 30, 2016

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                                   Contractual     2.00%      May 1, 2013     June 30, 2016
   Series II Shares                                  Contractual     2.25%      May 1, 2013     June 30, 2016

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                                   Contractual     2.00%     July 1, 2014     June 30, 2016
   Series II Shares                                  Contractual     2.25%     July 1, 2014     June 30, 2016

Invesco V.I. Money Market Fund
   Series I Shares                                   Contractual     1.50%      May 1, 2013     June 30, 2016
   Series II Shares                                  Contractual     1.75%      May 1, 2013     June 30, 2016

Invesco V.I. S&P 500 Index Fund
   Series I Shares                                   Contractual     2.00%     July 1, 2012     June 30, 2016
   Series II Shares                                  Contractual     2.25%     July 1, 2012     June 30, 2016

Invesco V.I. Small Cap Equity Fund
   Series I Shares                                   Contractual     2.00%      May 1, 2013     June 30, 2016
   Series II Shares                                  Contractual     2.25%      May 1, 2013     June 30, 2016

Invesco V.I. Technology Fund
   Series I Shares                                   Contractual     2.00%      May 1, 2013     June 30, 2016
   Series II Shares                                  Contractual     2.25%      May 1, 2013     June 30, 2016

Invesco V.I. Value Opportunities Fund
   Series I Shares                                   Contractual     2.00%      May 1, 2013     June 30, 2016
   Series II Shares                                  Contractual     2.25%      May 1, 2013     June 30, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(f) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                       ------------ ---------- ----------------- --------------
Invesco California Value Municipal Income Trust             Voluntary      0.73%     July 1, 2015         N/A

                      INVESCO MUNICIPAL OPPORTUNITY TRUST

                                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                       ------------ ---------- ----------------- --------------
Invesco Municipal Opportunity Trust                         Voluntary      0.89%   November 1, 2014       N/A

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                       ------------ ---------- ----------------- --------------
Invesco Quality Municipal Income Trust                      Voluntary      0.50%   October 15, 2012       N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                       ------------ ---------- ----------------- --------------
Invesco Trust for Investment Grade New York Municipals      Voluntary      0.69%    August 27, 2012       N/A

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 16

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of December 31, 2015, amends the Master Investment Advisory Agreement (the "Agreement"), dated June 1, 2000, between AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Agreement to change the name of Invesco Limited Maturity Treasury Fund to Invesco Short Duration Inflation Protected Fund;

   NOW, THEREFORE, the parties agree that:

   1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                               EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                               ------------------------------------
Invesco Global Real Estate Fund                                      April 29, 2005
Invesco High Yield Fund                                               June 1, 2000
Invesco Short Duration Inflation Protected Fund                       June 1, 2000
Invesco Money Market Fund                                             June 1, 2000
Invesco Real Estate Fund                                            October 29, 2003
Invesco Short Term Bond Fund                                         August 29, 2002
Invesco U.S. Government Fund                                          June 1, 2000
Invesco Corporate Bond Fund                                         February 12, 2010

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                        INVESCO GLOBAL REAL ESTATE FUND
                           INVESCO REAL ESTATE FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------
First $250 million................................................        0.75%
Next $250 million.................................................        0.74%
Next $500 million.................................................        0.73%
Next $1.5 billion.................................................        0.72%
Next $2.5 billion.................................................        0.71%
Next $2.5 billion.................................................        0.70%
Next $2.5 billion.................................................        0.69%
Over $10 billion..................................................        0.68%

                            INVESCO HIGH YIELD FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------
First $200 million................................................       0.625%
Next $300 million.................................................        0.55%
Next $500 million.................................................        0.50%
Over $1 billion...................................................        0.45%

                INVESCO SHORT DURATION INFLATION PROTECTED FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------
First $500 million................................................        0.20%
Over $500 million.................................................       0.175%

                           INVESCO MONEY MARKET FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------
First $1 billion..................................................        0.40%
Over $1 billion...................................................        0.35%

                         INVESCO SHORT TERM BOND FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------
First $500 million................................................       0.350%
Next $500 million.................................................       0.325%
Next $1.5 billion.................................................       0.300%
Next $2.5 billion.................................................       0.290%
Over $5 billion...................................................       0.280%

                         INVESCO U.S. GOVERNMENT FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------
First $200 million................................................        0.50%
Next $300 million.................................................        0.40%
Next $500 million.................................................        0.35%
Next $19.5 billion................................................        0.30%
Over $20.5 billion................................................        0.24%

                          INVESCO CORPORATE BOND FUND

NET ASSETS                                                         ANNUAL RATE
----------                                                         -----------
First $500 million................................................        0.42%
Next $750 million.................................................        0.35%
Over $1.25 billion................................................        0.22%"

   2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                AIM INVESTMENT SECURITIES FUNDS
                                          (INVESCO INVESTMENT SECURITIES FUNDS)

Attest:  /s/ Stephen Rimes                     By: /s/ John M. Zerr
         -----------------------------             ----------------------------
         Assistant Secretary                       John M. Zerr
                                                   Senior Vice President

(SEAL)

                                                         INVESCO ADVISERS, INC.

Attest:  /s/ Stephen Rimes                     By: /s/ John M. Zerr
         -----------------------------             ----------------------------
         Assistant Secretary                       John M. Zerr
                                                   Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 7

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of December 31, 2015, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Securities Funds (Invesco Investment Securities Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Agreement to change the name of Invesco Limited Maturity Treasury Fund to Invesco Short Duration Inflation Protected Fund;

   NOW, THEREFORE, the parties agree that;

   1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

                                     FUNDS

              Invesco Global Real Estate Fund
              Invesco High Yield Fund
              Invesco Short Duration Inflation
              Protected Fund
              Invesco Money Market Fund
              Invesco Real Estate Fund
              Invesco Short Term Bond Fund
              Invesco U.S. Government Fund
              Invesco Corporate Bond Fund"

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                 INVESCO CANADA LTD.

                                 Sub-Adviser

                                 By:     /s/ David C. Warren
                                         ---------------------------------------
                                 Name:   David C. Warren
                                 Title:  Executive Vice President & Chief
                                         Financial Officer

                                 By:     /s/ Harsh Damani
                                         ---------------------------------------
                                 Name:   Harsh Damani
                                 Title:  Chief Financial Officer Funds & Senior
                                         Vice President, Fund Administration

                              INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                              Sub-Adviser

                              By:     /s/ Alexander Lehmann /s/ Sybille Hoffmann
                                      ------------------------------------------
                              Name:   Alexander Lehmann     Sybille Hoffmann
                              Title:  Managing Director     Managing Director

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ G.J. Proudfoot
                                                  ------------------------------
                                          Name:   G.J. Proudfoot
                                          Title:  Director

                                  INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                  Sub-Adviser

                                  By:     /s/ Masakazu Hasegawa
                                          --------------------------------------
                                  Name:   Masakazu Hasegawa
                                  Title:  Managing Director

                                  INVESCO HONG KONG LIMITED

                                  Sub-Adviser

                                  By:     /s/ Anna Tong     /s/ Fanny Lee
                                          --------------------------------------
                                  Name:   Anna Tong         Fanny Lee
                                  Title:  Director          Director

                                 INVESCO SENIOR SECURED MANAGEMENT, INC.

                                 Sub-Adviser

                                 By:     /s/ Jeffrey H. Kupor
                                         ---------------------------------------
                                 Name:   Jeffrey H. Kupor
                                 Title:  Secretary & General Counsel